El Pollo Loco Holdings, Inc. 8-K

Exhibit 99.1

El Pollo Loco Holdings, Inc. Appoints Liz Williams as Chief Executive Officer and Director

Chief Operating Officer Maria Hollandsworth Named President

COSTA MESA, CA – February 13, 2024 – El Pollo Loco Holdings, Inc. (“El Pollo Loco” or the “Company”) (Nasdaq: LOCO) announced today that its Board of Directors has appointed Elizabeth (“Liz”) Williams as the Company’s new Chief Executive Officer and as a member of its Board of Directors, effective March 11, 2024. Ms. Williams will succeed Maria Hollandsworth, who has served as the Company’s interim Chief Executive Officer since November 3, 2023. Ms. Hollandsworth has been appointed as President of El Pollo Loco and will also continue to serve as the Company’s Chief Operating Officer.

Ms. Williams, age 47, brings to El Pollo Loco significant experience leading high-growth multi-unit retail, restaurant and service businesses. Most recently, Ms. Williams served as the Chief Executive Officer of Outfox Hospitality, parent company of Foxtrot, a high-growth modern café and convenience store, and Dom’s Kitchen and Market Prior to Foxtrot, she led innovative brands like Drybar and Hart House.

Ms. Williams has extensive restaurant experience working closely with franchise partners to accelerate growth. She spent ten years with Yum! Brands and Taco Bell between 2010 and 2020, holding various leadership positions including Chief Financial Officer and President of Taco Bell International. During her tenure, she was responsible for the brand strategy, growth and performance of the international business across 30 countries and drove notable operational improvements along with sales and profit growth.

“We are excited to welcome Liz Williams as our new Chief Executive Officer,” said William Floyd, Chairman of the El Pollo Loco Board. “Throughout her career, Liz has demonstrated her ability to accelerate growth in food and beverage brands while simultaneously improving financial performance. We believe she has the skills and experience necessary to lead El Pollo Loco as we capitalize on the significant opportunity ahead of us.”

Floyd continued, “We would also like to express our deep appreciation to Maria for her leadership as Interim Chief Executive Officer over the past three months. We are excited to benefit from her continued leadership as she helps craft and execute on our strategic vision as President and Chief Operating Officer of El Pollo Loco.”

Ms. Williams commented, “I am truly honored to join El Pollo Loco and be named Chief Executive Officer of this one-of-a-kind brand. El Pollo Loco’s fire-grilled chicken and high-quality, fresh ingredients create a better-for-you brand that is unparalleled in the restaurant industry. I believe that the opportunities to accelerate the growth of our brand are substantial. While the Company was born in Mexico over 40 years ago and has become an iconic West Coast brand, I believe we are just getting started. I look forward to working with the Company’s exceptional management team, our team members, suppliers and franchise partners as we execute on our strategic vision and write the next chapter for El Pollo Loco.”

About Elizabeth Williams

Liz Williams, 47, was the Chief Executive Officer of Outfox Hospitality, parent company of Foxtrot, a high-growth modern café and convenience store, from April 2023 to February 2024, and its President and Chief Financial Officer from June 2022 to April 2023. In December 2023 she led the merger with Dom’s Kitchen and Market to form Outfox Hospitality. Prior to Foxtrot, she served as the Chief Executive Officer of Hart House, LLC, a vegan quick serve restaurant chain, from July 2021 to June 2022. Ms. Williams was the Chief Executive Officer of Drybar Holdings, LLC, an owner of hair salons providing blowouts and hair styling products and accessories, from June 2020 to 2021. From January 2018 to January 2020, she was President of Taco Bell International, part of YUM! Brands Inc., a leading operator of quick service restaurants. Prior to this role, Ms. Williams served as Chief Financial Officer of Taco Bell Corp. from October 2013 to January 2018 and Vice President, Financial Planning & Analysis from 2011 to 2013. Ms. Williams spent six years at Boston Consulting Group in the Consumer and Retail practice. She has a bachelor’s degree from the University of Texas and an MBA from Northwestern Kellogg School of Management. Ms. Williams currently serves on the boards of Stitch Fix (Nasdaq: SFIX), the leading online personalized styling service for men, women and kids, and Viant (Nasdaq: DSP), an advertising software provider.

About El Pollo Loco

El Pollo Loco (Nasdaq:LOCO) is the nation’s leading fire-grilled chicken restaurant chain renowned for its masterfully citrus-marinated, fire-grilled chicken and handcrafted entrees using fresh ingredients inspired by Mexican recipes. With more than 490 company-owned and franchised restaurants in Arizona, California, Nevada, Colorado, Texas, Utah, and Louisiana, El Pollo Loco is expanding its presence in key markets through a combination of company and existing and new franchisee development. Visit us on our website at ElPolloLoco.com.

Forward-Looking Statements

This press release contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements because they do not relate strictly to historical or current facts. These statements may include words such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “outlook,” “potential,” “project,” “projection,” “plan,” “intend,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. They appear in a number of places throughout this press release and include our 2023 outlook and statements regarding the expected results of our initiatives and our ability to capture opportunities and attract franchisees, as well as our ongoing business intentions, beliefs or current expectations concerning, among other things, our results of operations, financial condition, sales levels, liquidity, prospects, growth, strategies and the industry in which we operate. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those that we expected.

While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties that could cause outcomes to differ materially from our expectations. These factors include, but are not limited to: global economic or other business conditions that may affect the desire or ability of our customers to purchase our products such as inflationary pressures, high unemployment levels, increases in gas prices, and declines in median income growth, consumer confidence and consumer discretionary spending; our ability to open new restaurants in new and existing markets, including difficulty in finding sites and in negotiating acceptable leases; our ability to compete successfully with other quick-service and fast casual restaurants; vulnerability to changes in political and economic conditions and consumer preferences; our ability to attract, develop, assimilate and retain employees; vulnerability to conditions in the greater Los Angeles area and to natural disasters given the geographic concentration and real estate intensive nature of our business; the impacts of the uncertainty regarding a potential resurgence of COVID-19 or another pandemic, epidemic or infectious disease outbreak on our company, our employees, our customers, our partners, our industry and the economy as a whole, as well as our franchisees’ ability to operate their individual restaurants without disruption; the possibility that we may continue to incur significant impairment of certain of our assets, in particular in our new markets; changes in food and supply costs, especially for chicken, labor, construction and utilities; social media and negative publicity, whether or not valid, and our ability to respond to and effectively manage the accelerated impact of social media; our ability to continue to expand our digital business, delivery orders and catering; and other risks set forth in our filings with the Securities and Exchange Commission from time to time, including under Item 1A, Risk Factors in our annual report on Form 10 K for the year ended December 28, 2022, as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the Securities and Exchange Commission, all of which are or will be available online at www.sec.gov.

We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the ways that we expect. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements.

Investor Contact:

Jeff Priester

ICR

Investors@elpolloloco.com

Media Contact:

Glenda Vaquerano

The ID Agency

EPLmedia@theidagency.com

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